[USAA                  USAA TOTAL RETURN STRATEGY FUND(R)
EAGLE                   SUPPLEMENT DATED AUGUST 22, 2006
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                              DATED AUGUST 1, 2006


The following information found on page 3 of the prospectus has been deleted and replaced with the following:


     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR         3 YEARS        5 YEARS           10 YEARS
       ------------------------------------------------------------------
               $123           $384           $665              $1,466


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